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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20479


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of earliest event reported) August 14, 1996
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                  New World Communications Group Incorporated
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             (Exact name of registrant as specified in its charter)




    Delaware                         0-23592               13-3743606
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    (State or other               (Commission           (IRS Employer
    jurisdiction of               File Number)        Identification No.)
    incorporation)



         3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
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         (Address of principal executive offices) (Zip Code)



                                 (770) 955-0045
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               Registrant's telephone number, including area code


                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported, NWC Acquisition Corporation ("NWCAC"), a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCG"), New World WVTM Communications of Alabama, Inc., an Alabama corporation and a wholly owned subsidiary of NWCAC ("WVTM Communications"), WVTM Television, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications ("WVTM Television"), and WVTM License, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications (together with WVTM Communications and WVTM Television, the "WVTM Sellers"), and NBC are parties to an Asset Purchase Agreement dated May 22, 1996 (the "WVTM Asset Purchase Agreement").

     On August 14, 1996, upon the terms set forth in the WVTM Asset Purchase Agreement, Birmingham Broadcasting (WVTM TV), Inc., a wholly owned subsidiary of NBC, completed its purchase from the WVTM Sellers of substantially all of the assets of the WVTM Sellers related to the ownership and operation of Television station WVTM, Channel 13, Birmingham, Alabama for a purchase price of $200 million, subject to adjustment based on Net Working Capital (as defined in the WVTM Asset Purchase Agreement) as of such date.

     On August 15, 1996, NWCG and NBC issued a press release announcing the consummation of the transactions contemplated by the WVTM Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)       Pro Forma Financial Information

                    The information set forth in Exhibit 99.2 filed herewith is incorporated herein by reference.

          (c)       The following items are filed with this report:


          EXHIBIT NO.       DESCRIPTION

          99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

          99.2              Pro forma financial information.

          99.3              Press Release dated August 15,
                            1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated.

_______________________


(1) Incorporated herein by reference to Exhibit 99.2 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   New World Communications Group Incorporated
                                              (Registrant)


Date:  August 29, 1996             By:    /s/ Joseph P. Page
                                          --------------------------
                                   Name:  Joseph P. Page
                                   Title: Executive Vice President and
                                            Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit        Description

99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

99.2           Pro forma financial information.

99.3 Press Release dated August 15, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated.

______________________


(1) Incorporated herein by reference to Exhibit 99.2 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.



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